EXHIBIT C

               Executive Officers and Directors of Citigroup Inc.

Set forth below are the names, titles, business addresses, principal occupations and citizenship of the Executive Officers and Directors of Citigroup.

Name, Title and Citizenship            Principal Occupation and Business Address
---------------------------            -----------------------------------------

C. Michael Armstrong                   Chairman & Chief Executive Officer
Director                               AT&T Corporation
United States                          295 North Maple Avenue, Room 4353L
                                       Basking Ridge, NJ 07920

Alain J. P. Belda                      President & Chief Executive Officer
Director                               Alcoa Inc.
Brazil                                 201 Isabella Street, Floor 6J12
                                       Pittsburgh, PA 15212-5858

Kenneth J. Bialkin                     Partner
Director                               Skadden, Arps, Slate, Meagher & Flom
United States                          919 Third Avenue
                                       New York, NY 10022

Kenneth T. Derr                        Chairman & Chief Executive Officer
Director                               Chevron Corporation
United States                          575 Market Street, 40th fl
                                       San Francisco, CA 94105

John M. Deutch                         Institute Professor
Director                               Massachusetts Institute of Technology
United States                          77 Massachusetts Avenue, Room 6-208
                                       Cambridge, MA 02139

The Honorable Gerald R. Ford           Former President of the United States
Honorary Director                      40365 Sand Dune Road
United States                          Rancho Mirage, CA 92270

Ann Dibble Jordan                      Consultant
Director                               2940 Benton Place, N.W.
United States                          Washington, DC 20008-2718

Robert I. Lipp                         Chairman of the Board
Director                               Travelers Property Casualty Corp.
United States                          205 Columbus Blvd., 9PB
                                       Hartford, CT 06183

Reuben Mark                            Chairman and Chief Executive Officer
Director                               Colgate-Palmolive Company
United States                          300 Park Avenue
                                       New York, NY 10022-7499

Michael T. Masin                       Vice Chairman and President
Director                               - International
United States                          GTE Corporation
                                       1255 Corporate Drive
                                       Mail Code SVC06C30
                                       Irving, TX  75038

Dudley C. Mecum                        Managing Director
Director                               Capricorn Management
United States                          30 East Elm Street
                                       Greenwich, CT 06830

Richard D. Parsons                     President
Director                               Time Warner Inc.
United States                          75 Rockefeller Plaza, 29th fl
                                       New York, NY 10019

Andrall E. Pearson                     Chairman & Chief Executive Officer
Director                               TRICON Global Restaurants, Inc.
United States                          660 Steamboat Road
                                       Greenwich, CT 06830

Robert E. Rubin                        Member of the Office of the Chairman
Director and                           Citigroup Inc.
Executive Officer                      399 Park Avenue
United States                          New York, NY 10043

Franklin A. Thomas                     Former President
Director                               The Ford Foundation
United States                          595 Madison Avenue, 33rd fl
                                       New York, NY 10022

Sanford I. Weill                       Chairman and Co-Chief Executive Officer
Director and                           Citigroup Inc.
Executive Officer                      399 Park Avenue
United States                          New York, NY 10043

Arthur Zankel                          General Partner
Director                               High Rise Partners, LP
United States                          535 Madison Avenue
                                       New York, NY 10022

Hamid Biglari                          Head of Corporate Strategy
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY  10043

Winfried F.W. Bischoff                 Chairman
Executive Director                     Citigroup Inc.
United Kingdom                         399 Park Avenue
                                       New York, NY  10043

Michael A. Carpenter                   Co-Chief Executive Officer
Executive Officer                      Global Corporate and Investment Bank
United States and Germany              Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY 10043

Paul J. Collins                        Vice Chairman
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY 10043

Michael D'Ambrose                      Senior Human Resources Officer
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY 10043

Robert Druskin                         Chief Executive Officer
Executive Officer                      Global Corporate and Investment Bank
United States                          Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY  10043

Ahmed Fahour                           Senior Executive Vice President of
Executive Officer                      Development
United States                          Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY  10043

Jay S. Fishman                         President & CEO
Executive Officer                      Travelers Property Casualty Corp.
United States                          One Tower Square, 8GS
                                       Hartford, CT 06183

Michael B.G. Froman                    Chief of Staff
Executive Officer                      Office of the Chairman
United States                          Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY  10043

Roy A. Guthrie                         Chief Executive Officer
Executive Officer                      Global Equipment Finance
United States                          Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY  10043

Edward D. Horowitz                     Citigroup Inc.
Executive Officer                      399 Park Avenue
United States                          New York, NY 10043

Thomas Wade Jones                      Co-Chairman & CEO
Executive Officer                      SSB Asset Management Group
United States                          399 Park Avenue
                                       New York, NY 10043

Marjorie Magner                        Senior Executive Vice President and
Executive Officer                      Chief Administrative Officer
United States                          Global Consumer Group
                                       Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY  10043

Deryck C. Maughan                      Vice Chairman
Executive Officer                      Citigroup Inc.
United Kingdom                         399 Park Avenue
                                       New York, NY 10043

Victor J. Menezes                      Co-Chief Executive Officer
Executive Officer                      Global Corporate and Investment Bank
United States                          Citigroup Inc.
                                       399 Park Avenue
                                       New York, NY 10043

Charles O. Prince, III                 General Counsel/Corporate Secretary
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY 10043

William R. Rhodes                      Vice Chairman
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY 10043

Petros Sabatacakis                     Senior Risk Officer
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY  10043

Todd S. Thomson                        Chief Financial Officer
Executive Officer                      Citigroup Inc.
United States                          399 Park Avenue
                                       New York, NY 10043

Robert B. Willumstad                   Chairman
Executive Officer                      CitiFinancial Credit Company
United States                          399 Park Avenue
                                       New York, NY 10043

Barbara A. Yastine                     Chief Financial Officer
Executive Officer                      Salomon Smith Barney and Citibank's
United States                            Global Relationship Bank
                                       399 Park Avenue
                                       New York, NY  10043